EXHIBIT 10.4

EXECUTION VERSION

___________________________________________________________________________

AMENDMENT NO. 1 TO CREDIT AGREEMENT,

dated as of March 27, 2023

by and among

MICRON TECHNOLOGY, INC.,
as Borrower,

THE LENDERS PARTY HERETO,
and

HSBC BANK USA, NATIONAL ASSOCIATION,
as Administrative Agent

___________________________________________________________________________

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of March 27, 2023 (this “Amendment”), by and among Micron Technology, Inc., a Delaware corporation (the “Borrower”), the Lenders party hereto, and HSBC Bank USA, National Association, as administrative agent under the Existing Credit Agreement (as defined below) (in such capacity and including any successors in such capacity, the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, reference is hereby made to the Credit Agreement, dated as of May 14, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and as further amended by this Amendment, the “Amended Credit Agreement”);

WHEREAS, the Borrower has requested that certain provisions of the Existing Credit Agreement be amended as set forth herein; and

WHEREAS, subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders party hereto are willing to amend the Existing Credit Agreement on the terms set forth herein;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Existing Credit Agreement and used herein shall have the respective meanings given to them in the Existing Credit Agreement.

SECTION 2. Amendments. Subject to the satisfaction of the conditions set forth in Section 3 below, the parties hereto agree that the Existing Credit Agreement shall be amended as of the Amendment Effective Date (as defined below), as follows:

(a) Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

“Available Unused Commitments”: as of the date of determination thereof, the aggregate amount by which (a) the aggregate amount of commitments under revolving credit facilities and revolving lines of credit of the Borrower and its Consolidated Subsidiaries exceeds (b) the aggregate principal amount of outstanding loans and advances under such revolving credit facilities and revolving lines of credit.

“Investment Grade Debt”: long-term and short-term bonds, bills, notes and other debt obligations with any “investment grade” rating from any of Moody’s, S&P or Fitch.

“Liquidity”: as of the date of determination thereof, the sum of (a) the Unrestricted Cash, Cash Equivalent and Marketable Securities Amount on such date plus (b) the Available Unused Commitments on such date.

“Specified Fiscal Quarters”: the fiscal quarters of the Borrower ending August 31, 2023, November 30, 2023, February 29, 2024, May 30, 2024, and August 29, 2024.

“Total Net Leverage Ratio”: as of the date of determination thereof, the ratio of (a) Indebtedness of the Borrower and its Consolidated Subsidiaries as of such date minus the Unrestricted Cash, Cash Equivalent and Marketable Securities Amount as of such date, to (b) Consolidated EBITDA of the Borrower for such Measurement Period.

“Unrestricted Cash, Cash Equivalent and Marketable Securities Amount”: as of the date of determination thereof, the aggregate amount of unrestricted cash, cash equivalents and Investment Grade Debt, as determined in accordance with GAAP and reported on the consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are available.

(b) Section 6 of the Existing Credit Agreement is hereby amended by amending and restating Section 6.6 thereof in its entirety as follows:

“6.6. Financial Covenant.
The Borrower will not permit, (a) as of the last day of any fiscal quarter of the Borrower other than a Specified Fiscal Quarter, the Total Leverage Ratio to exceed 3.25 to 1.00 and (b) as of the last day of any Specified Fiscal Quarter, either of the following (i) or (ii) (at the Borrower’s sole election as to the applicability of (i) or (ii) for such Specified Fiscal Quarter (provided that (ii) shall not be elected in more than three (3) of such Specified Fiscal Quarters)): (i) the Total Net Leverage Ratio to exceed 3.25 to 1.00 or (ii) Liquidity to be less than $5,000,000,000; provided that following the consummation of a Qualified Acquisition for the four fiscal quarters of the Borrower then ended as set forth in the last Compliance Certificate delivered pursuant to Section 5.2, the Total Leverage Ratio and Total Net Leverage Ratio set forth above shall increase for each of the four fiscal quarters of the Borrower ending following the consummation of a Qualified Acquisition to 3.75 to 1.00.”

(c) Exhibit C to the Existing Credit Agreement is hereby amended and restated in its entirety to read as set forth on Annex I attached hereto.

SECTION 3. Conditions to Effectiveness. This Amendment shall become effective on the date that the following conditions shall have been satisfied (the “Amendment Effective Date”):
(a) This Amendment shall have been executed and delivered by (i) a duly authorized officer of the Borrower, (ii) the Required Lenders and (iii) the Administrative Agent.

(b) No Default or Event of Default shall have occurred and be continuing, or would result immediately prior to or after giving effect to this Amendment.

(c) All representations and warranties contained in the Loan Documents shall be true and correct in all material respects on and as of the Amendment Effective Date, with the same effect as if made on and as of such date (unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date) (it being understood that any representation or warranty that is qualified as to materiality or Material Adverse Effect shall be true and correct in all respects).

(d) The Administrative Agent shall have received from the Borrower payment of all fees and expenses required to be paid to the Administrative Agent on or before the Amendment Effective Date for which written invoices in reasonable detail have been submitted at least two Business Days prior to the Amendment Effective Date.

SECTION 4. Representations of the Borrower. On and as of the Amendment Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and each Lender that this Amendment has been duly authorized by all necessary corporate or other organizational action. This Amendment has been duly executed and delivered by Borrower hereto and constitutes a legal, valid and binding obligation of the Borrower, enforceable against such Person in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
SECTION 5. No Other Amendment or Waivers; Confirmation; Reaffirmation.

(a) Except as expressly provided hereby, all of the terms and provisions of the Existing Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not be construed as an amendment of any other provision of the Existing Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of any Loan Party that would require the waiver or consent of the Administrative Agent or the Lenders. This Amendment shall constitute a Loan Document for purposes of the Amended Credit Agreement and from and after the Amendment Effective Date, all references to the Credit Agreement in any Loan Document and all references to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the “Credit Agreement” in the Amended Credit Agreement shall, unless expressly provided otherwise, refer to the Amended Credit Agreement.

(b) The Borrower hereby (i) expressly acknowledges the terms of the Amended Credit Agreement, (ii) ratifies and affirms its obligations under the Loan Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect and (iv) further confirms that each Loan Document to which it is a party is and shall continue to be in full force and effect and the same are hereby ratified and confirmed in all respects.

(c) The Borrower hereby reaffirms, as of the Amendment Effective Date, the covenants and agreements contained in each Loan Document to which it is a party as modified hereby, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated thereby.

SECTION 6. APPLICABLE LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.12 AND SECTION 9.16 OF THE EXISTING CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

SECTION 7. Miscellaneous. (a) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

(b) The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby.

SECTION 8. Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

MICRON TECHNOLOGY, INC.

By: /s/ Gregory Routin
Name: Gregory Routin
Title: Vice President and Treasurer

HSBC BANK USA, NATIONAL ASSOCIATION, as Administrative Agent

By: /s/ Daniel Gonzalez Name: Daniel Gonzalez
Title: Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as Issuing Bank and a Lender

By: /s/ Ilene Hernandez Name: Ilene Hernandez
Title: Vice President

BNP Paribas,
as a Lender

By: /s/ Gregory R. Paul Name: Gregory R. Paul
Title: Managing Director

BNP Paribas,
as a Lender

By: /s/ My-Linh Yoshiike Name: My-Linh Yoshiike
Title: Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By: /s/ Fanny Charrier Name: Fanny Charrier
Title: Director

By: /s/ Paul Arens Name: Paul Arens
Title: Director

DBS BANK LTD.,
as a Lender

By: /s/ Erny Ismail Name: Erny Ismail
Title: Senior Vice President

Industrial and Commercial Bank of China Ltd., New York Branch,
as a Lender

By: /s/ Tony Huang
Name: Tony Huang
Title: Director

By: /s/ Yuanyuan Peng
Name: Yuanyuan Peng
Title: Executive Director

Mizuho Bank, Ltd.,
as a Lender

By: /s/ Tracy Rahn
Name: Tracy Rahn
Title: Executive Director

MUFG Bank, Ltd.,
a Lender

By: /s/ Lillian Kim
Name: Lillian Kim
Title: Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as Issuing Bank

By: /s/ Gambo Audu
Name: Gambo Audu
Title: Vice President

Australia and New Zealand Banking Group Limited, as a Lender

By: /s/ Robert Grillo
Name: Robert Grillo
Title: Executive Director

Bank of America, N.A.,
as a Lender

By: /s/ Ladi Oluwole
Name: Ladi Oluwole
Title: Vice President

The Bank of Nova Scotia,
a Lender

By: /s/ Luke Copley
Name: Luke Copley
Title: Director

BARCLAYS BANK PLC,
as a Lender

By: /s/ Pallavi Batra
Name: Pallavi Batra
Title: Relationship Director

CITIBANK, N.A.,
as a Lender

By: /s/ Carmen-Christina Kelleher
Name: Carmen-Christina Kelleher
Title: Vice President

CREDIT SUISSE AG, NEW YORK BRANCH,
as a Lender

By: /s/ Doreen Barr
Name: Doreen Barr
Title: Authorized Signatory

By: /s/ Wing Yee Lee-Cember
Name: Wing Yee Lee-Cember
Title: Authorized Signatory

GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Keshia Leday
Name: Keshia Leday
Title: Authorized Signatory

JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ Zachary Quan
Name: Zachary Quan
Title: Vice President

MORGAN STANLEY BANK, NA,
as a Lender

By: /s/ Phillip Magdaleno
Name: Phillip Magdaleno
Title: Authorized Signatory

Royal Bank of Canada,
as a Lender

By: /s/ Nicholas Heslip
Name: Nicholas Heslip
Title: Managing Director

The Toronto-Dominion Bank, New York Branch, as a Lender

By: /s/ David Perlman
Name: David Perlman
Title: Authorized Signatory

U.S, Bank National Association,
as a Lender

By: /s/ Lukas Coleman
Name: Lukas Coleman
Title: Vice President

Annex I

Form of Compliance Certificate

[Omitted]